UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2014, Genpact Limited (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2014. The Company is furnishing this Form 8-K pursuant to Item 2.02, “Results of Operations and Financial Condition.” A copy of the press release, attached hereto as Exhibit 99.1, and a slide presentation to be presented during the conference call to discuss the Company’s financial results for the three months ended March 31, 2014, attached hereto as Exhibit 99.2, are incorporated herein by reference.

The information in this report (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Company is making reference to non-GAAP financial information in the press release and slide presentation and on the conference call. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and slide presentation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press release dated May 5, 2014

Exhibit 99.2	Slide presentation to be presented during the conference call to discuss the Company’s financial results for the three months ended March 31, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 5, 2014	By:	/s/ Heather White
	Name:	Heather White
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated May 5, 2014

99.2	Slide presentation to be presented during the conference call to discuss the Company’s financial results for the three months ended March 31, 2014